Exhibit 10.3

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made and entered into as of March 24, 2024, by and among NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”, and together with the Company, the “Debtors”), and the holders of the Company’s Original Issue Discount Senior Secured Convertible Debentures in the original aggregate principal amount of $3.3 million (collectively, the “Debentures”) signatory hereto (collectively, the “Purchasers” or the “Secured Parties”).

WHEREAS, reference is made to that certain Securities Purchase Agreement, dated as of April 27, 2023, between the Company and the Purchasers (the “Purchase Agreement”), pursuant to which the Company agreed to sell and issue to the Purchasers, and the Purchasers agreed to purchase from the Company, the Debentures, subject to the terms and conditions set forth therein;

WHEREAS, as a condition precedent under the Purchase Agreement, DERMAdoctor executed and delivered the Subsidiary Guarantee dated as of April 27, 2023 in favor of the Purchasers (as renewed, reaffirmed, extended, supplemented and amended, the “Subsidiary Guarantee”), pursuant to which DERMAdoctor agreed to guarantee to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due of all of the liabilities and obligations due or to become due of the Company or any Guarantor (as defined therein) to the Purchasers;

WHEREAS, in connection with the Purchase Agreement and the Subsidiary Guarantee, the Company, DERMAdoctor, and the Secured Parties entered into that certain Security Agreement dated as of April 27, 2023 (as renewed, reaffirmed, extended, supplemented and amended, the “Security Agreement”), pursuant to which the Company and DERMAdoctor granted to the Secured Parties security interests in certain collateral described therein;

WHEREAS, the Company entered into that Membership Unit Purchase Agreement, dated as of March 12, 2024 (the “MUPA”), among the Company, as the seller, New Age Investments LLC, a Florida limited liability company, as the buyer (the “Buyer”), and DERMAdoctor, pursuant to which the Company will sell and Buyer will purchase 100% of the membership units of DERMAdoctor (the “Sale Transaction”);

WHEREAS, pursuant to the MUPA, the closing of the Sale Transaction is conditioned upon the Company obtaining the consent of the Purchasers to: (i) amend the Security Agreement, as provided in this Amendment; and (ii) release DERMAdoctor from its obligations under the Subsidiary Guarantee and corresponding termination of the Subsidiary Guarantee, as provided by the Consent and Release with the Company, dated as of the date hereof (the “Consent and Release”);

WHEREAS, in consideration of the Purchasers taking the necessary actions to contemporaneously execute and deliver this Amendment and the Consent and Release to the Company to satisfy the above referenced closing condition under the MUPA, the Company offered two forms of consideration to each Purchaser, and, in accordance with the election by each Purchaser, will issue either (i) a new Series D warrant (“New Warrant”), in the form attached hereto as Exhibit A, exercisable for shares of Company common stock, par value $0.01 per share (“Common Stock”) or (ii) a new unsecured convertible note (“Unsecured Convertible Note” and, together with the Warrants, the “Consent Consideration”), in the form attached hereto as Exhibit B, convertible for shares of Common Stock, which Consent Consideration shall be issued promptly upon both this Amendment and the Consent and Release becoming automatically effective upon the closing of the Sale Transaction, as provided in this Amendment;

WHEREAS, the Debtors and the Purchasers desire to amend the Security Agreement as more particularly set forth in this Amendment and the Purchasers each desire to enter into the Consent and Release contemporaneously with the execution and delivery of this Amendment, which shall be delivered to the Company contemporaneously with the execution and delivery of this Amendment;

WHEREAS, Section 19(c) of the Security Agreement provides that no provision therein may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and the Secured Parties holding 50.1% or more of the principal amount of Debentures then outstanding; and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Security Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.         Effective automatically as of the closing of the Sale Transaction (the “Effective Time”), the Security Agreement (including its schedules) is hereby irrevocably amended as follows:

(a)

The Purchasers hereby release and discharge DERMAdoctor from any and all liability, covenant, or obligation (whether actual, contingent, sole, joint and/or several or otherwise) under the Security Agreement, together with any other sums, liabilities or obligations that may become due and payable by DERMAdoctor pursuant to the Purchase Agreement, the Debentures or any other document or instrument evidencing, securing or pertaining to, any indebtedness of the Company or DERMAdoctor, as the case may be, to the Purchasers that arise under or are in connection with the Debentures or the other Transaction Documents (as defined in the Purchase Agreement). As of the Effective Time, DERMAdoctor shall no longer be a Debtor under the Security Agreement and DERMAdoctor shall have no further liability or obligation to any of the Purchasers under the Security Agreement, the Purchase Agreement or any of the other Transaction Documents.

(b)

Schedule A of the Security Agreement is hereby amended by deleting “(2) 4346 Belgium Boulevard, Building 2, Riverside, Missouri 64150 (principal place of business of DERMAdoctor, LLC)” in its entirety.

(c)	Schedule D of the Security Agreement is hereby amended by deleting “(2) DERMAdoctor, LLC is organized under the laws of the State of Missouri (LC001472275).” in its entirety.

(d)	Schedule F of the Security Agreement is hereby amended by deleting “https://www.dermadoctor.com/” under the heading of “Domain Names” in its entirety.

(e)

Schedule H of the Security Agreement is hereby amended by deleting “(1) The Company owns all membership interests of DERMAdoctor, LLC” in its entirety and inserting “None” in its place. For the avoidance of doubt, as of the Effective Time and thereafter, “Collateral” under the Security Agreement shall exclude DERMAdoctor in its entirety, including all of its membership units and equity interests, its entire business, properties (owned, leased, investment or otherwise) and all other assets of any kind or nature now or hereafter acquired.

2.	Consent Consideration; Purchaser Consent to Issuance.

(a)

As payment of consideration to each Purchaser that duly and validly executes and delivers this Amendment and the Consent and Release and only upon the closing of the Sale Transaction occurring, the Company will issue to each Purchaser, instead of a cash payment, the type of Consent Consideration that each Purchaser elected to receive upon entering into this Agreement (as set forth on Schedule 1 to this Agreement), within two (2) business days after the Effective Time, which election was either:

(i)

a New Warrant, in the form attached to this Amendment as Exhibit A, to purchase up to the number of shares of Common Stock as specified on Schedule 1 next to the Purchaser(s) that elected to receive this type of Consent Consideration; or

(ii)

an Unsecured Convertible Note, in the form attached to this Amendment as Exhibit B, having a principal amount as set forth on Schedule 1 next to the Purchaser(s) that elected to receive this type of Consent Consideration.

For avoidance of doubt, the Purchasers were entitled to elect and receive only one type of Consent Consideration, which election is reflected and set forth on Schedule 1 to this Agreement, and such Consent Consideration shall be issued to the Purchaser only if the Sale Transaction closes.

(b)

The New Warrants issued to the applicable Purchaser(s) as set forth on Schedule 1 shall: (i) initially be exercisable on the later to occur of (A) the six (6) month anniversary of the date the New Warrants are issued to the Purchaser and (B) the date immediately following the date that the Company receives stockholder approval to permit the exercise of the New Warrants into shares of Common Stock issuable upon exercise of the New Warrants (the “Warrant Shares”), including as may be required by the rules of the NYSE American (the “Stockholder Approval”), and is effective (ii) have a term of exercise of five (5) years from the date the New Warrants become exercisable; and (iii) have an exercise price of $0.14.

(c)

The Unsecured Convertible Notes issued to the applicable Purchaser(s) as set forth on Schedule 1 shall: (i) initially be convertible on the Conversion Date (as provided in the Unsecured Convertible Notes) (ii) have a term of two (2) years from the date the Unsecured Convertible Notes are issued to the Purchaser; (iii) have a conversion price of $0.14; and (iv) be unsecured obligations of the Company.

(d)

Upon entering into this Amendment and at the time the Consent Consideration is issued and accepted at the Effective Time, each Purchaser, severally, hereby makes each of the representations and warranties as set forth in Section 3.2(a) through (g) of the Purchase Agreement to the Company with such representations and warranties being deemed to be updated to refer to and provide for the Amendment, the Consent and Release and the contemplated issuance of the Consent Consideration (as deemed updated, the “Purchaser Representations”). Each Purchaser hereby acknowledges and agrees that the Company shall be entitled to rely upon the Purchaser Representations made by such Purchaser in connection with the issuance of the Consent Consideration. Additionally, the Company hereby makes the representations and warranties to the Purchasers, and each of the Company and each Purchaser, severally, hereby acknowledge and agree to the covenants set forth on Exhibit C attached hereto.

(e)

Each Purchaser upon execution of this Amendment, does hereby consent to the issuance of the Consent Consideration as provided herein and under the terms of the Debentures (including Sections 7 and 8) and the other Transaction Documents. Each Purchaser expressly acknowledges and agrees that (i) the issuance of the Consent Consideration, in type and/or the amounts set forth on Schedule 1 to this Agreement and on terms and conditions as set forth herein and in the New Warrant and the Unsecured Convertible Note, does not and will not constitute a “Subsequent Financing” and, as such, will not result in “Mandatory Redemption Proceeds” as provided in Section 6(d) of the Debentures and (ii) any acceleration of the Unsecured Convertible Note as a result of the Company not obtaining stockholder approval for the issuance of the Conversion Shares, as provided in the Unsecured Convertible Note, will not be an “Event of Default” or violation of any term, condition or covenant under the Debentures and/or any other Transaction Documents. Each Purchaser’s agreement with this Section 2(e) is relied upon by the Company to issue the Consent Consideration as provided herein.

3.          Security Agreement. Except as otherwise expressly provided in this Amendment, the Security Agreement is and shall remain in full force and effect.

4.         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5.         Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterparts.

6.         Binding Effect. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

7.         Further Assurances.

(a)         The Purchasers agree to deliver to DERMAdoctor or its designees all pledged shares, certificates and any other similar collateral previously delivered in physical form by the Company or DERMAdoctor to the Purchasers under the Security Agreement.

(b)         After the Effective Time, each of the Purchasers further agrees to execute and deliver any Lien release (including UCC termination statements), notice of termination of deposit account control agreement, mortgage releases, re-assignments of trademarks and copyrights, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release or terminate as of record, the security interests, and all other notices of security interests and Liens previously filed by or on behalf of the Purchasers against DERMAdoctor respecting the collateral to be released herein and the removal of DERMAdoctor from the Security Agreement and the other Transaction Documents as provided herein.

(c)         On or any time after the Effective Time, the Company and DERMAdoctor and their counsel and their designees are hereby authorized by each Purchaser to file termination, amendment, and release documents evidencing the release of such liens, including without limitation any UCC financing statements in favor of the Purchasers respecting the collateral to be released herein as provided in this Amendment.

(d)         The Purchasers shall perform such other actions reasonably requested by the Company and DERMAdoctor to effect the release contemplated herein, including delivery of certificates, securities and instruments, and the irrevocable stock power executed in blank with respect to such certificates.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Security Agreement as of the date first set forth at the beginning hereof.

COMPANY:

NOVABAY PHARMACEUTICALS, INC.

By:
Name:
Title:

DERMADOCTOR:

DERMADOCTOR, LLC

By:
Name:
Title:

Signature Page to First Amendment to Security Agreement

SECURED PARTIES:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

SCHEDULE 1

CONSENT CONSIDERATION

Name of Secured Party	Form of Consent Consideration	Number of Shares of Common Stock Underlying New Warrant	Principal Amount of Unsecured Convertible Note (U.S. Dollars)
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]

EXHIBIT A

FORM OF NEW WARRANT

See Exhibit 4.2 of the Form 8-K filed by the Company with the Securities and Exchange Commission on March 25, 2024, which is incorporated herein by reference.

EXHIBIT B

FORM OF UNSECURED CONVERTIBLE NOTE

See Exhibit 4.3 of the Form 8-K filed by the Company with the Securities and Exchange Commission on March 25, 2024, which is incorporated herein by reference.

EXHIBIT C

Representations, Warranties and Covenants

Representations, Warranties and Covenants. The Company hereby makes the following representations and warranties to each Purchaser in paragraphs (a) through (d) below, and each of the Company and each Purchaser, as the case may be, acknowledge and agree to the covenants set forth in (e) through (g) below:

(a)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and to otherwise carry out its obligations hereunder and thereunder. The execution and delivery of this Amendment and the consummation by the Company and DERMAdoctor of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith, other than the approval of Company stockholders for the exercise of the New Warrants and the conversion of the Unsecured Convertible Note. This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    No Conflicts. The Company’s execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected, other than for which a waiver has been obtained by the Company; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have reasonably be expected to result in a Material Adverse Effect.

(c)    NYSE American Corporate Governance. The transactions contemplated under this Amendment comply with all applicable rules of the NYSE American LLC.

(d)    Issuance of the Consent Consideration. The issuance of the Consent Consideration as provided by Section 2 of the Amendment will be duly authorized and will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer, exercise and/or conversion as provided in this Amendment and the New Warrant or the Unsecured Convertible Note, as the case may be, and the Warrant Shares and the shares of Common Stock upon conversion of the Unsecured Convertible Notes (the “Conversion Shares” and, together with the Warrant Shares, the “Underlying Shares”), when issued in accordance with the terms of the New Warrants or the Unsecured Convertible Notes, as the case may be, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer as provided in this Amendment and the Unsecured Convertible Note. The Company shall have reserved from its duly authorized capital stock a number of shares of Common Stock for future issuance of the Underlying Shares in full in accordance with the New Warrants or the Unsecured Convertible Notes.

(e)    Legends and Transfer Restrictions.

(i)    The New Warrants, the Unsecured Convertible Notes and the Underlying Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any New Warrants, Unsecured Convertible Notes or Underlying Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrants, Unsecured Convertible Notes and Underlying Shares under the Securities Act of 1933, as amended (the “Securities Act”). As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Amendment.

(ii)    The undersigned agrees to the imprinting, so long as is required by this Section (e) or as required by the applicable Consent Consideration, of a legend on any of the New Warrants, Unsecured Convertible Notes and Underlying Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT. THIS SECURITY IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE FIRST AMENDMENT TO SECURITY AGREEMENT, DATED MARCH 24, 2024, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrants or Unsecured Convertible Notes, as the case may be, to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Amendment and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrants or Unsecured Convertible Notes, as the case may be, to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the New Warrants or Unsecured Convertible Notes, as the case may be, may reasonably request in connection with a pledge or transfer of the New Warrants, the Unsecured Convertible Notes or Underlying Shares.

(iii)           Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section (e)(ii) hereof), (a) if a registration statement covering the resale of such security is effective under the Securities Act, (b) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144 without volume or manner-of-sale limitations pursuant to Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the U.S. Securities and Exchange Commission (the “Commission”)). The Company shall cause its counsel to issue a legal opinion to its transfer agent (if required by the transfer agent) and the undersigned (if requested by the undersigned) in connection with the removal of the legend hereunder. If all or any portion of the New Warrants or the Unsecured Convertible Notes is exercised or converted, as the case may be, at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f). Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned. “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days (as defined in the Purchase Agreement), on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Shares issued with a restrictive legend.

(f)          Listing of Common Stock. The Company shall, subject to applicable requirements of the NYSE American, apply to list or quote all of the Underlying Shares on the NYSE American and secure the listing of all of the Underlying Shares on such NYSE American.

(g)          Registration Statement.

(i)

The Company shall prepare and file with the Commission a registration statement relating to the resale of the Underlying Shares by the holders of the Consent Consideration under the Securities Act on or before the 60th calendar day following (i) in the case of the New Warrants, the date Stockholder Approval is deemed effective or (ii) in the case of the Unsecured Convertible Notes, the Conversion Date (as defined in the Unsecured Convertible Note), and use commercially reasonable best efforts to cause such registration statement to be declared effective by the Commission as soon as practical thereafter (the “Filing Date”), the Company shall file a registration statement on Form S-1 providing for the resale of the Underlying Shares by the holders of the Consent Consideration (the “Resale Registration Statement”). The Company shall use best efforts to cause the Resale Registration Statement to become effective within 60 calendar days following the Filing Date (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Date) (the “Effectiveness Date”) and to keep the Resale Registration Statement effective at all times until either (A) no Purchaser owns any Consent Consideration or Underlying Shares or (B) the Underlying Shares become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company. To allow for the Company to prepare and file the Resale Registration Statement by the Filing Date and to be declared effective by the Effectiveness Date, each holder of the Consent Consideration or Underlying Shares agrees to furnish to the Company such information about such holder and its ownership of Company securities as may be reasonably requested by the Company and is necessary for purposes of complying with requirements under applicable securities laws and regulations or rules of any applicable stock exchange where the Common Stock is then listed.

(ii)

If: (i) the Resale Registration Statement is not filed on or prior to its Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within twenty (20) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Underlying Shares is not declared effective by the Commission by the Effectiveness Date of the Registration Statement (provided that, if the Registration Statement does not allow for the resale of the Underlying Shares at prevailing market prices (i.e., only allows for fixed price sales), the Company shall have been deemed to have not satisfied this clause) or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Underlying Shares included in such Registration Statement, or the Purchasers are otherwise not permitted to utilize the Prospectus therein to resell such Underlying Shares, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such twenty (20) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Purchasers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the unpaid principal amount of their Debenture at the time such Event occurs. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.